UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2006

ONEIDA FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Federal	000-25101	16-1561678
(State or other jurisdiction	(SEC File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

182 Main Street, Oneida, New York	13421-1676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 363-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 10, 2006, the Company amended the employment agreements with its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Credit Officer originally entered into on January 14, 2005. The amendment extends the expiration of the employment agreements to December 31, 2008. All other terms and conditions of the employment agreements remain unchanged as originally filed on January 18, 2005.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEIDA FINANCIAL CORP.

DATE: January 11, 2006	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer